                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      Date of report: September 14, 1996


                Volkswagen Credit Auto Receivables Corporation
               ------------------------------------------------
               (Exact Name of Registrant as Specified in Carter)


                                   EXHIBITS



       Delaware                     33-80055                   38-2748796
       --------                     --------                   ----------

(State of incorporation)        (Commission File             (IRS Employer
                                     Number)                 Identification No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
               ------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (810) 340-4938

                                      N/A
  ---------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

      The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended September 30, 1996, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


    Designation           Description                      Method of Filing
    -----------           -----------                      ----------------

    Exhibit 20      Report for the month ended         Filed with this report.
                    September 30, 1996 provided to
                    Chemical Bank, as trustee
                    under the Volkswagen
                    Credit Auto Master Trust,
                    Series 1996-1

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Volkswagen Credit Auto Master Trust




                                   By: Volkswagen Credit Auto
                                       Receivables Corporation


                                   By:   /s/ Allen L. Strang
                                       ----------------------------
                                             Allen L. Strang